UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2003

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050 Los Angeles, California
(Address of Principal Executive Offices)

90067
(Zip Code)

Tel: (310) 556-7676
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition

On November 13, 2003, Univision Communications Inc. issued a press release announcing its results of operations for the three and nine months ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit Index

99.1         Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By	/S/ GEORGE W. BLANK

November 13, 2003

George W. Blank

Los Angeles, California		Executive Vice President and
Chief Financial Officer